ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST PIMCO Total Return Bond Portfolio

Supplement dated October 28, 2014 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) Statement of Additional Information (the SAI) and should be retained for future reference. The AST Advanced Strategies Portfolio (the Advanced Strategies Portfolio) and the PIMCO Total Return Bond Portfolio (the Total Return Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the SAI.

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A.	AST Advanced Strategies Portfolio: New Subadvisory Arrangement

The Board of Trustees (the Board) of the Trust recently approved replacing Pacific Investment Management Company LLC (PIMCO) as the subadviser for the U.S. fixed income segment of the Advanced Strategies Portfolio (the Total Return Sleeve) with Prudential Investment Management, Inc. (PIM). This change is expected to become effective on or about January 5, 2015.

To reflect this change, the SAI is revised as follows:

         I.            The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” with respect to the Advanced Strategies Portfolio is hereby revised by deleting the first row referencing the subadvisory fee rate payable to PIMCO with respect to the “Advanced Strategies – fixed income category”.

       II.            The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” with respect to the Advanced Strategies Portfolio is hereby revised by replacing the information in the table with respect to PIM with the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Advanced Strategies Portfolio	PIM	0.20% of sleeve average daily net assets to $500 million;
0.18% of sleeve average daily net assets from $500 million to $2 billion;
0.16% of sleeve average daily net assets over $2 billion
(US fixed income category)

III. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information with respect to PIM for the Advanced Strategies Portfolio:

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Michael J. Collins, CFA*	27/$26,103,051,008	8/$5,048,352,158	16/$5,935,028,079	None
	Richard Piccirillo*	26/$10,758,373,884	26/$6,859,615,947	103/$52,731,070,576	None
	Gregory Peters*	4/$4,297,855,447	3/$1,056,849,855	26/$14,345,999,959	None
	Robert Tipp, CFA*	19/$10,425,508,007	18/$6,935,774,167 1/$129,872	56/$19,324,097,304	None

* As of September 30, 2014

B.	AST PIMCO Total Return Bond Portfolio: New Subadvisory Arrangement and Name Change

The Board of the Trust recently approved replacing PIMCO as the subadviser for the Total Return Portfolio with BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P. The Board also approved changing the name of the Total Return Portfolio to AST BlackRock/Loomis Sayles Bond Portfolio. These changes are expected to become effective on or about January 5, 2015.

To reflect these changes, the SAI is revised as follows:

         I.            All references in the SAI to AST PIMCO Total Return Bond Portfolio are hereby changed to AST BlackRock/Loomis Sayles Bond Portfolio.

       II.            The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to PIMCO with respect to the Total Return Portfolio and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	0.22% on aggregate assets up to and including $500 million;
0.20% on aggregate assets from $500 million to $1 billion;
0.18% on aggregate assets from $1 billion to $1.5 billion;
0.14% on aggregate assets over $1.5 billion
	Loomis, Sayles & Company, L.P.	0.23% on the first $100 million; 0.18% on the next $400 million; 0.17% on the next $2,800 million; 0.15% on the value over $3,300 million

III. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to PIMCO with respect to the Total Return Portfolio and substituting the following information set forth below:

AST BlackRock/Loomis Sayles Bond Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited	Bob Miller	12/33,820,000,000	7/$5,140,000,000	0/$0	None
	Rick Rieder	8/$31,890,000,000	14/$1,870,000,000 2/$27,030,000	3/$677,700,000 1/$210,900,000	None
Loomis, Sayles & Company, L.P.	Peter Palfrey	1/$2,184,260,777	5/$975,910,119	58/$12,115,602,299 1/$112,196,123	None
	Rick Raczkowski	1/$2,184,260,777	11/$2,623,022,042 3/$1,031,072,190	76/$18,777,008,396 3/$1,273,997,187	None

* As of September 30, 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP4